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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 11, 2004


                          DANIELSON HOLDING CORPORATION
                                 ---------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



            DELAWARE                       1-6732                95-6021257
 -------------------------------      ----------------       -------------------
 (STATE OR OTHER JURISDICTION OF      (COMMISSION FILE        (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)            NUMBER)           IDENTIFICATION NO.)


                             2 NORTH RIVERSIDE PLAZA
                                    SUITE 600
                             CHICAGO, ILLINOIS 60606
                          -----------------------------

                   (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE
    NUMBER, INCLUDING AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)


                                 (312) 466-4030
                                ----------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


             -------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5. OTHER MATERIAL EVENTS AND REGULATION FD DISCLOSURES.

         On June 11, 2004, Danielson Holding Corporation (the "Company") issued a press release announcing that its pro rata rights offering was fully subscribed through the exercise of basic subscription and oversubscription privileges and that it issued all 27,438,118 shares of its common stock offered. The gross proceeds to the Company from the rights offering were approximately $42.0 million. Based on the public participation in the rights offering, the Company also announced in its press release that it sold the maximum of 8.75 million shares of its common stock to D. E. Shaw Laminar Portfolios, L.L.C. at $1.53 per share pursuant to the terms of the agreement the Company entered into on December 2, 2003. Gross proceeds to the Company from this sale were approximately $13.4 million. The Company used the proceeds from such stock sales to repay the $40 million in principal amount (plus accrued interest) of indebtedness obtained in connection with the Company's recent acquisition of Covanta Energy Corporation. A copy of the press release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference thereto.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Financial Statements - Not Applicable.

(b)      Pro Forma Financial Information - Not Applicable.

(c)      Exhibits

         Exhibit No.       Exhibit
         -----------       -------

         99.1 Press Release issued by Danielson Holding Corporation dated June 11, 2004, announcing the successful completion of its rights offering and the sale of shares of its common stock to D. E. Shaw Laminar Portfolios, L.L.C.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  June 14, 2004


DANIELSON HOLDING CORPORATION
(Registrant)



By:    /s/ Philip G. Tinkler
       --------------------------------
Name:  Philip G. Tinkler,
Title: Chief Financial Officer



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                          DANIELSON HOLDING CORPORATION

                                  EXHIBIT INDEX

         Exhibit No.       Exhibit
         -----------       -------

         99.1 Press Release issued by Danielson Holding Corporation dated June 11, 2004, announcing the successful completion of its rights offering and the sale of shares of its common stock to D. E. Shaw Laminar Portfolios, L.L.C.